UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2014

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Annual Report

March 31, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2014. Your Fund's net asset value (NAV) per share closed at $47.46. The Fund paid a $2.49 per share capital gain distribution to shareholders of record on June 28, 2013. The Fund also paid a capital gain distribution of $3.52 to shareholders of record on December 17, 2013.

The following table shows the average annual total return for several different periods ended on March 31, 2014 for the Fund and its benchmark.

	Periods Ended March 31, 2014 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	Since 6/30/1984*
FPA Capital Fund, Inc.	18.99%	24.04%	8.88%	11.56%	13.35%	14.39%	14.97%
Russell 2500	24.01%	25.33%	9.43%	10.19%	11.02%	11.39%	12.07%

*  Inception for FPA Management was July 11, 1984. Return information for period July 1-July 10, 1984 reflects performance by a manager other than FPA. A benchmark comparison is not available based on the Fund's inception date therefore a comparison using July 1, 1984 is used.

  A redemption fee of 2.00% will be imposed on redemptions within 90 days. Expense ratio calculated as of the date of the most recent prospectus is 0.83%.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

Introduction

Just as night follows day and winter follows fall, it seems the market's returns are on an inexorable and predictable march to the next highest level. All of the major indices, except for the NASDAQ, reached record highs in the first quarter. While the pacing slowed in the March quarter compared to the torrid sprint in 2013, the Russell 2500 generated a 2.3% return. Despite the elevated cash levels, the Fund substantially outperformed the benchmark during the quarter, especially risk-adjusted. In addition, the Fund had an average P/E1 of roughly 15x, substantially lower than the benchmark's 28x.

We would like to take this time to inform you that Arik Ahitov has been promoted to Portfolio Manager and will join me to help run our Small/Mid-Cap Absolute Value strategy. Furthermore, we recently hired Chris Moreno, who will join Nile Garritson as an analyst for our strategy. These investments in human resources are consistent with how FPA has always managed its business, and we look forward to great contributions from the team.

Market Commentary

While the major indices reached new highs in the first quarter, there was more volatility this quarter than the previous eight to ten quarters. For instance, at one point during the quarter the Russell 2500 was down over 5% for the year, only to rally roughly 10% from its intra-quarter low to close out the quarter with a positive return.

This increased volatility, particularly in January, allowed our investment team to allocate additional capital to a number of existing positions and initiate a new position in the Fund's portfolio. The market then rebounded in February and March, allowing us to trim back a number of positions and lock in profits for those shares sold. We will

1  Price/Earnings ratio (P/E) is the price of a stock divided by its earnings per share.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

discuss the portfolio specifics for both the additions and reductions of stocks in the portfolio commentary section later in this letter.

Clients, consultants, and other investors have recently asked us about the cause of the increased volatility and whether we expect it to continue into the second quarter. Our response is that we have been expecting increased market volatility for the better part of a year and were somewhat surprised we did not see more volatility in 2013. When valuations are stretched as high as they are, at least for small/mid-cap and technology stocks (as of March 31, 2014, Russell 2500 was trading at 27.5x trailing P/E and S&P 500 at 18.6x), coupled with the Federal Reserve being in the process of altering its monetary policies, it should come as no great shocker that some investors will get concerned and reduce their risk exposures.

The antidote to rich valuations, of course, is strong earnings growth. Unfortunately, earnings growth was weak in 2013 and we do not foresee a sudden surge in the growth rate of earnings this year. The reason why we do not expect a large increase in the earnings growth rate is that corporate profit margins are very near post World War II highs and unlikely to materially improve from current levels. Moreover, the U.S. and global economies are unlikely to deviate much from their current growth trends, at least until more growth-friendly fiscal policies emerge from Washington and other world capitals.

The above opinion does not mean the U.S. economy is destined for a recession in 2014, nor does it imply earnings are going to crater this year. Our hazy, fuzzy crystal ball shows that the economy and earnings should grow at a modest rate this year, barring any major macro-economic event like a war in Europe, Asia, or the Mideast.

However, as we mentioned last quarter, corporate profit margins are roughly 350 basis points above their normalized levels. If margins decline merely 200 basis points over the next five years, corporate revenues grow a couple of percent annually, and the P/E ratio for the Russell 2500 contracts to 15x, then the index could collapse 50% over the next five years.

So the onus is once again on global central bankers like the Federal Reserve and European Central Bank to try to stimulate the economy. While the Federal Reserve has recently telegraphed that it expects to continue to taper its Quantitative Easing III (QE) policies for the balance of the year, we would not be surprised if the Fed stopped short of tapering all the way, from its current $55 billion of monthly asset purchases. One reason why the Fed may slow or cease its current tapering program is that a reduction in the growth of liquidity could spell trouble for the stock market, and the Fed is, in our opinion, reluctant to see a substantial sell off in stocks over a short period of time.

Even if the Federal Reserve chooses to close out their current QE program by the end of the year, we continue to expect the Fed to hold short-term interest rates at very low levels well into 2015. Remember, the Fed's QE III policy is geared toward buying longer-dated securities like mortgages and ten-year treasuries. Thus, the Fed will likely remain in an accommodating position toward the banking sector keeping short-term rates low, in order to encourage faster nominal GDP growth.

We have stated our hypothesis in the past that the Fed's tapering program would increase volatility in the capital markets, but not necessarily have a direct impact on the economy. The prior paragraph mentions that QE III is geared toward longer-dated securities. So the question is who holds those securities? The holders are more likely to be pension plans and large global investors (including other central banks around the globe), and not as much your local bank. When pension plans and global investors sell their mortgage holdings and longer-dated treasuries they receive cash in exchange. They typically then look to buy another security with a similar or higher return than the mortgage or longer-dated treasury security they sold. In our opinion, a rising stock market has seduced a large number of these investors to increase their risk weighting, which has fueled an even higher stock market.

An investor recently asked us why the stock market hasn't crashed if the Fed is in the process of taking away the proverbial punch bowl. The answer is the Fed's tapering program is not taking away the punch bowl, it is merely adding less punch to the bowl. Think about it this way: when the Fed was buying $85 billion of securities per month

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

last year it was in a way adding 85 gallons of liquid to the punch bowl, which allowed more people to drink or the same number of drinkers to drink more punch. Now the Fed is "only" buying $55 billion of securities, or adding 55 gallons of punch to the bowl. At the margin, fewer drinkers can be added around the punch bowl than when the 85 gallons were added a few months ago, or people will have to drink less to accommodate the same number of incremental drinkers that were added when the Fed poured 85 gallons of punch into the bowl.

If we play this out to a logical endgame and the Fed eventually ceases its purchasing activity, it is clear that ultimately there will be no incremental punch added for the party-goers to enjoy. Hence, as the Fed reduces its incremental security purchases, pension plans and other large global investors will have, at the margin, less cash coming in to buy riskier assets, all else being equal. This scenario combined with rich valuations engenders a more volatile environment, but not necessarily a full-fledged bear market.

Thus far, credit spreads have remained in a fairly tight band and have not widened out. This is consistent with our outlook for a more volatile market environment, but one where the economy can continue to grow — albeit, not at a rate that will substantially boost earnings growth. Should the Fed continue with its tapering program and completely stop buying longer-dated fixed income securities later this year, one should not be surprised if credit spreads widen from the current tight ranges.

In short, we are finally seeing increased volatility in the equity markets and we are in a strong position to capitalize on any small/mid-cap equity opportunity that meets our strict investment criteria. We expect the recent increased volatility to continue into the second quarter and beyond, as we believe the Federal Reserve will carry on with its tapering program and we foresee modest growth in corporate earnings.

Portfolio Commentary

Similar to the equity markets up and down behavior in the first quarter, the stocks in the Fund's portfolio also exhibited increased volatility. Roughly 75% of the stocks in the portfolio produced positive returns in the quarter while the balance experienced negative results. Interestingly, the energy stocks were both among the best and worst performers in the quarter. For example, Helmerich & Payne (HP), an on-shore drilling contractor, appreciated nearly 29% in the quarter, but SM Energy (SM), an oil & gas exploration & production company, declined 14%. Each of these stocks had their own individual reasons for behaving the way they did, and the overall equity market movement had very little influence on their respective stock prices.

We added to a number of existing positions in the quarter and started one new position, which is too small of a position to talk about at this point. Among the stocks that we added to in the quarter were Atwood Oceanics (ATW) and Ensco plc (ESV). Both of these companies are off-shore oil & gas drilling contractors.

ATW decreased almost 6% in the quarter as the market became increasingly concerned about the prices the company can charge to rent out its equipment to its customers. Atwood owns off-shore drilling rigs, some of which cost upwards of $600 million apiece to construct today. These $600 million rigs, typically very sophisticated drill ships, allow ATW's oil & gas exploration customers to drill in the ultra-deep waters (UDW) of the Gulf of Mexico, off the coast of western Africa, or in the deep waters of Brazil. These deep water basins, and other basins, hold the potential to extract over a hundred billion barrels of oil over the next few decades. However, these are very expensive and long-term projects, which not every oil company has access to or the capital to risk. Hence, ATW's drillships can potentially be rented out to a narrower group of customers than rigs for shallow water drilling (typically four-hundred feet of water depth), where the company's jack-up drilling rigs operate.

While there are a number of potentially large oil & gas reserves in the UDW, generally 7,500 feet of water or deeper, the timing of when these projects get started can be lumpy. Additionally, ATW is not the only drilling rig operator that sees this very large opportunity, so the company's competitors have also ordered new UDW drill ships. Thus, the market is concerned about a temporary supply and demand imbalance for UDW drill ships.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

In our conservative analysis, we think UDW drill ship rental rates may fall from roughly $600,000/day, which is where day rates were in late 2013, to roughly $500,000 a day. In this downside scenario, ATW would earn close to $5.00 a share this year and over $7.00 a share in 2015 and 2016. This also assumes one of the company's semi-submersible rigs is idled later this year. With ATW trading in the mid $40s, we believe the risk-to-reward ratio warrants additional capital being deployed in the stock.

Ensco declined 6% in the quarter, for largely the same reasons that impacted Atwood. However, ESV has fewer UDW rigs as a percent of its total fleet than ATW, but ESV has more mid-water rigs that could experience lower day rates as newer deeper-water rigs potentially encroach into that space. With ESV's robust fleet of premium jack-up rigs working in various waters around the world, we expect the company to earn over $6 this year and nearly $7 next year. The company's current dividend yield is also over 6%, so investors are being paid to wait for a better industry environment. As you might expect, we recently added to our ESV position and would likely add more to the position should the stock weaken further.

Given the increased volatility in the quarter, with periods of stronger performance at the outset of the quarter and richer valuations again in March, we trimmed back a number of positions in the portfolio, but did not eliminate any of the positions.

Among the stocks we reduced in the quarter were Oshkosh (OSK) and Signet Jewelers (SIG). Both of these stocks also had strong performance in the quarter, with OSK appreciating 17% and SIG increasing more than 34%.

Oshkosh is an industrial company that makes large vehicles, including but not limited to military trucks, refuse trucks, fire trucks, large snow-removal trucks, and a number of aerial-platform and lift equipment used around construction sites and warehouses.

OSK has performed very strongly for the portfolio over the last couple of years. For instance, OSK was trading at roughly $16 a share in September, 2011 and recently reached over $60 a share. We believe the management team of OSK is operating the company exceptionally well and is adhering to a sound capital-allocation strategy. However, with the stock nearing an all-time high and at roughly 15x earnings, we believe it is wise to take some chips off the table. OSK exemplifies our investment strategy of buy into weakness and sell into strength.

Signet Jewelers is another stock that has performed exceedingly well for the portfolio over the last several years. Our investment strategy initiated its position prior to the financial crisis and then added to the position as the stock declined into the mid-single digits. During the most recent quarter, SIG reached an all-time high at over $105 a share.

The most recent run up in SIG shares is due to investor excitement of the company's announced acquisition of its strongest U.S. competitor, Zale Corp. Signet owns and runs the Kay Jewelers and Jared jewelry retailers. If federal regulators agree to the merger between Zale and Signet, SIG would be in a position to substantially improve Zale's operating profits. Besides buying diamonds at a better price than Zale currently pays for them, SIG can add its branded jewelry products to Zale's current offerings. SIG's branded products, such as Neil Lane, Jane Seymour, and Tolkowsky, provide materially higher profit margins than more commoditized diamond products. Zale does not have these brands and would likely benefit from carrying these brands and others in their stores.

Nonetheless, with the huge run up in SIG's share price, we have reduced our position and now have less than a 2% position. We believe the merger will be approved by the regulators, and SIG's profits should be enhanced by the combination. However, if the merger is not allowed to proceed, SIG's stock would likely decline materially, in our opinion. Therefore, we made the decision to reduce the SIG position in the quarter and will likely pare the position further should the stock continue to rise.

In summary, the increased market volatility allowed us to deploy more capital in the first quarter. Our team constantly monitors our existing investments and is able to take advantage of the increased volatility. Additionally, we have many companies in our pipeline that are thoroughly researched and all we need is lower valuations before they

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

enter the portfolio. Despite the ever-increasing stock prices of the last three plus years, we have initiated 14 new positions and, despite the high market multiples, we initiated these positions at an average P/E of just 10x. Nine of these 14 companies were in a net cash position at the time of our investment. As we have proven over the past 30 years, we will not stray away from our investment strategy. We will continue to invest in market leading companies with a history of profitability, strong balance sheets, and good management teams but only when they are absolutely cheap.

We thank you for your continued trust and confidence in our strategy.

Respectfully submitted,

Dennis M. Bryan Chief Executive Officer and Portfolio Manager April 15, 2014	Arik Ahitov Portfolio Manager

FPA CAPITAL FUND, INC.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Funds, Advisor or Distributor.

The Russell 2500 Index consist of the 2,500 smallest companies in the Russell 3000 total capitalization universe offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CAPITAL FUND, INC.

HISTORICAL PERFORMANCE
(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500 from April 1, 2004 to March 31, 2014

Past performance is not indicative of future performance. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com. The index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13 and 16. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

March 31, 2014
(Unaudited)

Common Stocks	68.3%
Technology	21.4%
Oil Field Services	16.9%
Oil & Gas Exploration	9.5%
Business Services & Supplies	9.0%
Retailing	4.2%
Industrial Products	3.9%
Financial	1.2%
Basic Materials	1.1%
Healthcare	0.6%
Other	0.5%
U.S. Treasuries	12.4%
Short-Term Investments	18.8%
Other Assets and Liabilities, Net	0.5%
Net Assets	100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aaron's, Inc.	386,900
Arris Group, Inc.	212,400
Atwood Oceanics, Inc.	714,100
Interdigital, Inc.	255,552
Titan International, Inc. (1)	734,600
NET SALES
Common Stocks
Arrow Electronics, Inc.	260,400
Avnet, Inc.	230,800
Newfield Exploration Company	227,700
Oshkosh Corporation	160,100
Western Digital Corporation	188,700

(1) Indicates new commitment to portfolio

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2014

COMMON STOCKS	Shares	Value
TECHNOLOGY — 21.4%
Arris Group, Inc.*	1,525,200	$42,980,136
Arrow Electronics, Inc.*	1,255,100	74,502,736
Avnet, Inc.	1,541,600	71,730,648
Interdigital, Inc.	1,176,200	38,943,982
VEECO Instruments Inc.*	241,700	10,134,481
Western Digital Corporation	602,800	55,349,096
		$293,641,079
OIL FIELD SERVICES — 16.9%
Atwood Oceanics, Inc.*	991,306	$49,951,909
Baker Hughes Incorporated	366,672	23,841,013
Ensco PLC	899,800	47,491,444
Helmerich & Payne, Inc.	177,700	19,113,412
Patterson - UTI Energy, Inc.	687,100	21,767,328
Rowan Companies, Inc.*	2,065,700	69,572,776
		$231,737,882
OIL & GAS EXPLORATION — 9.5%
Cabot Oil & Gas Corporation	80,800	$2,737,504
Cimarex Energy Co.	185,200	22,059,172
Newfield Exploration Company*	719,800	22,572,928
Rosetta Resources, Inc.*	1,338,300	62,338,014
SM Energy Company	301,500	21,493,935
		$131,201,553
BUSINESS SERVICES & SUPPLIES — 9.0%
Apollo Group, Inc.*	1,787,100	$61,190,304
DeVry Inc.	1,151,708	48,820,902
Titan International, Inc.	734,600	13,950,055
		$123,961,261
RETAILING — 4.2%
Aaron's, Inc.	444,500	$13,441,680
Foot Locker, Inc.	583,500	27,412,830
Signet Jewelers Ltd	155,600	16,471,816
		$57,326,326
INDUSTRIAL PRODUCTS — 3.9%
Oshkosh Corporation*	557,500	$32,820,025
Trinity Industries, Inc.	286,300	20,633,641
		$53,453,666
FINANCIAL — 1.2%
Federated Investors, Inc.	524,443	$16,016,489
BASIC MATERIALS — 1.1%
Reliance Steel & Aluminum Co.	209,908	$14,832,099

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2014

COMMON STOCKS — Continued	Shares or Principal Amount	Value
HEALTHCARE — 0.6%
Centene Corporation*	138,200	$8,602,950
OTHER COMMON STOCKS — 0.5%		$6,641,264
TOTAL COMMON STOCKS — 68.3% (Cost $473,229,720)		$937,414,569
U.S. TREASURIES — 12.4%
U.S. Treasury Note — 0.625% 2014	$85,000,000	$85,135,720
U.S. Treasury Note — 2.25% 2014	85,000,000	85,303,807
TOTAL U.S. TREASURIES (Cost $171,409,459)		$170,439,527
TOTAL INVESTMENT SECURITIES — 80.7% (Cost $644,639,179)		$1,107,854,096
SHORT-TERM INVESTMENTS — 18.8%
Exxon Mobil Corporation — 0.04% 04/11/14	$40,000,000	$39,999,556
— 0.05% 04/11/14	28,000,000	27,999,611
Federal Home Loan Bank (Discount Notes) — 0.035% 05/14/14	50,000,000	49,997,910
— 0.04% 05/12/14	30,000,000	29,998,633
— 0.05% 04/02/14	32,710,000	32,709,955
— 0.05% 04/09/14	50,000,000	49,999,444
State Street Bank Repurchase Agreement — 0.00% 04/01/14 (Dated 03/31/2014, repurchase price of $27,178,000, collateralized by $27,350,000 principal amount U.S. Treasury Note — 3.625% 2044, fair value $27,726,063)	27,178,000	27,178,000
TOTAL SHORT-TERM INVESTMENTS (Cost $257,883,109)		$257,883,109
TOTAL INVESTMENTS — 99.5% (Cost $902,522,288)		$1,365,737,205
Other assets and liabilities, net — 0.5%		6,598,801
NET ASSETS — 100.0%		$1,372,336,006

*  Non-income producing securities.

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $644,639,179)	$1,107,854,096
Short-term investments — at amortized cost (maturities of 60 days or less)	257,883,109	$1,365,737,205
Cash		901
Receivable for:
Investment securities sold	$7,123,651
Dividends and accrued interest	946,203
Capital Stock sold	811,642	8,881,496
		$1,374,619,602
LIABILITIES
Payable for:
Advisory fees and financial services	$838,561
Investment securities purchased	659,385
Capital Stock repurchased	583,583
Accrued expenses and other liabilities	202,067	2,283,596
NET ASSETS		$1,372,336,006
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 28,914,407 shares		$289,144
Additional Paid-in capital		861,143,324
Undistributed net realized gain on investments		47,716,859
Accumulated net investment loss		(28,238)
Unrealized appreciation of investments		463,214,917
NET ASSETS		$1,372,336,006
NET ASSET VALUE
Offering and redemption price per share		$47.46

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2014

INVESTMENT INCOME
Dividends		$7,272,591
Interest		2,177,168
		$9,449,759
EXPENSES
Advisory fees	$8,080,139
Financial services	1,235,406
Transfer agent fees and expenses	543,226
Directors' fees and expenses	147,168
Custodian fees and expenses	84,462
Reports to shareholders	82,081
Registration fees	49,792
Audit and tax services fees	48,000
Legal fees	33,298
Other expenses	38,503	10,342,075
Net investment loss		$(892,316)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$547,827,317
Cost of investment securities sold	405,836,993
Net realized gain on investments		$141,990,324
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$389,289,933
Unrealized appreciation at end of year	463,214,917
Change in unrealized appreciation of investments		73,924,984
Net realized and unrealized gain on investments		$215,915,308
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$215,022,992

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	March 31, 2014		March 31, 2013
CHANGES IN NET ASSETS
Operations:
Net investment income (loss)	$(892,316)		$1,433,790
Net realized gain on investments	141,990,324		149,159,682
Change in unrealized appreciation of investments	73,924,984		(29,462,571)
Change in net assets resulting from operations		$215,022,992		$121,130,901
Distributions to shareholders from: Net investment income	$(3)		$(1,874,053)
Net realized capital gains	(157,874,068)	(157,874,071)	(104,421,821)	(106,295,874)
Capital Stock transactions: Proceeds from Capital Stock sold	$115,944,830		$35,999,532
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	142,937,305		96,699,082
Cost of Capital Stock repurchased*	(217,516,836)	41,365,299	(182,856,639)	(50,158,025)
Total change in net assets		$98,514,220		$(35,322,998)
NET ASSETS
Beginning of year		1,273,821,786		1,309,144,784
End of year		$1,372,336,006		$1,273,821,786
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		2,528,909		833,129
Shares issued to shareholders upon reinvestment of dividends and distributions		3,294,787		2,294,953
Shares of Capital Stock repurchased		(4,844,349)		(4,214,943)
Change in Capital Stock outstanding		979,347		(1,086,861)

*  Net of redemption fees of $43,358 and $35,727 for the years ended March 31, 2014 and 2013, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of year	$45.60	$45.11	$46.64	$35.16	$20.25
Income from investment operations:
Net investment income (loss)	$(0.03)	$0.05	$(0.11)	$(0.06)	$(0.07)
Net realized and unrealized gain (loss) on investment securities	7.90	4.37	(1.42)	11.54	15.01
Total from investment operations	$7.87	$4.42	$(1.53)	$11.48	$14.94
Less distributions:
Dividends from net investment income	—	$(0.07)	—	—	$(0.03)
Distributions from net realized capital gains	$(6.01)	(3.86)	—	—	—
Total distributions	$(6.01)	$(3.93)	—	—	$(0.03)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$47.46	$45.60	$45.11	$46.64	$35.16
Total investment return**	18.99%	10.64%	(3.28)%	32.65%	73.84%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$1,372,336	$1,273,822	$1,309,145	$1,403,033	$1,148,714
Ratio of expenses to average net assets	0.83%	0.83%	0.84%	0.87%	0.86%
Ratio of net investment income (loss) to average net assets	(0.07)%	0.12%	(0.25)%	(0.16)%	(0.20)%
Portfolio turnover rate	17%	10%	15%	8%	19%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $363,441,141 for the year ended March 31, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2014 were as follows:

Undistributed Ordinary Income	—
Undistributed Net Realized Gains	$47,767,640

The tax status of distributions paid during the fiscal years ended March 31, 2014 and 2013 were as follows:

	2014	2013
Dividends from net investment income	$3	$1,874,053
Distributions from long-term capital gains	$157,874,068	$104,421,821

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2014, for federal income tax purposes was $644,639,179. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2014, for federal income tax purposes was $465,251,111 and $2,036,194, respectively resulting in net unrealized appreciation of $463,214,917. As of and during the year ended March 31, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2011 or by state tax authorities for years ended on or before March 31, 2010.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

During the year ended March 31, 2014, the Fund reclassified $1,304,345 of net operating losses between Accumulated Net Investment Loss and Additional Paid-in Capital, to align reporting for book and tax.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund paid the Adviser 0.10% of the average daily net assets for the past fiscal year in reimbursement for the provision of financial services to the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2014, the Fund paid aggregate fees of $146,423 to all Directors who are not interested persons of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2014, the Fund collected $43,358 in redemption fees, which amounts to less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2014:

	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$937,414,569	—	—	$937,414,569
U.S. Treasuries	—	$170,439,527	—	170,439,527
Short-Term Investments(2)	—	257,883,109	—	257,883,109
	$937,414,569	$428,322,636	—	$1,365,737,205

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1, Level 2 or Level 3 during the year ended March 31, 2014.

NOTE 8 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$27,178,000	$27,178,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $27,726,063 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CAPITAL FUND, INC.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2014, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 14, 2014

FPA CAPITAL FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2014 (Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2013	$1,000.00	$1,000.00
Ending Account Value March 31, 2014	$1,115.80	$1,020.86
Expenses Paid During Period*	$4.33	$4.14

*  Expenses are equal to the Fund's annualized expense ratio of 0.82%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2014 (182/365 days).

FPA CAPITAL FUND, INC.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)*	Director & Chairman† Years Served: 2	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (77)*	Director† Years Served: 4	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)*	Director† Years Served: 13	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc. and Kaiser Aluminum, Inc.
A. Robert Pisano – (71)†	Director* Years Served: <1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Resources Global Professionals, Entertainment Partners and The Motion Pictures and Television Fund
Patrick B. Purcell – (71)*	Director† Years Served: 7	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (65)	Director† Portfolio Manager Years Served: 29	Chief Executive Officer of the Adviser.	2
Dennis M. Bryan – (52)	Chief Executive Officer & Portfolio Manager Years Served: 17	Partner of the Adviser.
Arik A. Ahitov – (38)	Portfolio Manager Years Served: <1	Managing Director of the Adviser. Vice President of the Adviser from 2010 to 2013
J. Richard Atwood – (53)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser.
Christopher H. Thomas – (57)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (59)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 7	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                   Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                   Principal Accountant Fees and Services.

	2013	2014
(a) Audit Fees	$40,000	$40,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$8,000	$8,160
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Chief Executive Officer
(Principal Executive Officer)

Date:      May 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Chief Executive Officer
(Principal Executive Officer)

Date:      May 21, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:      May 21, 2014